UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

J. ALEXANDER’S HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

ANCORA ADVISORS, LLC
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ANCORA ADVISORS, LLC

May 30, 2019

Dear Fellow J. Alexander’s Shareholder:

Ancora Advisors, LLC (“Ancora” or “we”) is the beneficial owner of an aggregate of 1,287,983 shares of common stock, par value $0.001 per share (the “Common Stock”), of J. Alexander’s Holdings, Inc., a Tennessee corporation (“J. Alexander’s” or the “Company”), representing approximately 8.76% of the outstanding shares of Common Stock, making us one of the Company’s largest shareholders. We are long-term shareholders, having held shares of Common Stock of J. Alexander’s since September 2015. We believe J. Alexander’s possesses strong assets and a talented team of dedicated employees that are capable of delivering value for shareholders; however, we believe the Company is significantly undervalued due to mismanagement.

For the reasons set forth in the attached Proxy Statement, we believe immediate change to J. Alexander’s Board of Directors (the “Board”) is required to address the Company’s continued underperformance relative to the market and its peer group. We further believe that change to the composition of the Board is necessary in order to ensure that the Company is being run in a manner consistent with shareholders’ best interests. We are deeply concerned by the Board’s refusal to date to hold management accountable for its repeated execution failures and underperformance. We have previously expressed to the Board our proposal to acquire J. Alexander’s for $11.75 per share in cash, a 24% premium to the unaffected share prior to our Schedule 13D filing with the Securities and Exchange Commission on March 12, 2019. Our proposal provides a premium value, certainty and liquidity to shareholders that have suffered persistent underperformance driven by a management and Board that operate J. Alexander’s without regard for outside shareholders. Unfortunately, to date, the Board has been unwilling to act on our proposal or our call to explore strategic alternatives.

We are therefore seeking your support to WITHHOLD votes from the re-election of Timothy T. Janszen and Ronald B. Maggard, Sr. as directors at the Company’s annual meeting of shareholders scheduled to be held at Redlands Grill, 2609 West End Avenue, Nashville, Tennessee 37203 at 9:30 a.m., central time, on Thursday, June 20, 2019 (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

By WITHHOLDING votes from Messrs. Janszen and Maggard, Sr., shareholders will be sending the Board a clear message that the status quo is unacceptable. Our proxy solicitation is a platform for shareholders to express their views regarding J. Alexander’s and influence the Board with respect to its decisions regarding Board composition and the Board’s unwillingness to engage with Ancora on its proposal or otherwise explore strategic alternatives.

Your WITHHOLD votes from Messrs. Janszen and Maggard, Sr. will serve as a referendum on the Board’s performance and signal that shareholders are ready for change at J. Alexander’s. We have an important opportunity as shareholders to have our voices heard at the upcoming Annual Meeting.

We note that the election of directors at J. Alexander’s is governed by a plurality vote standard, meaning that your WITHHOLD votes will not prohibit the election of any incumbent director because the incumbents are running unopposed; however, we believe the failure of the Board to insist on the resignations of Messrs. Janszen and Maggard, Sr. in the event they fail to receive a majority of the votes cast for their election would be in direct opposition to a clear shareholder directive and inconsistent with contemporary corporate governance (in view of the substantial number of companies that have adopted a majority vote standard for uncontested director elections, which CalPERS has proposed that the Company adopt).

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today. The attached Proxy Statement and the enclosed GOLD proxy card are first being furnished to the shareholders on or about May 31, 2019.

If you have already voted for the incumbent slate, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by voting in person at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting, LLC, which is assisting us, at its address and toll-free numbers listed on the following page.

Thank you for your support,

/s/ Frederick DiSanto

Frederick DiSanto Ancora Advisors, LLC

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of Ancora’s proxy materials,

please contact:

Shareholders call toll-free at (888) 368-0379

Email: info@saratogaproxy.com

2019 ANNUAL MEETING OF SHAREHOLDERS
OF

J. ALEXANDER’S HOLDINGS, INC.
_________________________

PROXY STATEMENT
OF
ANCORA ADVISORS, LLC
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

Ancora Advisors, LLC (“Ancora” or “we”) is a significant shareholder of J. Alexander’s Holdings, Inc., a Tennessee corporation (“J. Alexander’s” or the “Company”), beneficially owning approximately 8.76% of the outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company. We are seeking your support at the annual meeting of shareholders scheduled to be held on Thursday, June 20, 2019 at 9:30 a.m., central time, at Redlands Grill, 2609 West End Avenue, Nashville, Tennessee 37203 (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), to WITHHOLD votes from the election of Timothy T. Janszen and Ronald B. Maggard, Sr. to the Company’s Board of Directors (the “Board”) as Class I directors.

Our GOLD proxy card will also allow shareholders to vote on the following proposals that are being presented by the Company for shareholder consideration at the Annual Meeting:

•	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2019;
•	The approval of the Company’s Amended and Restated 2015 Equity Incentive Plan;
•	A shareholder proposal contained in the Company’s proxy statement, if properly presented by the shareholder proponent at the meeting; and
•	Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Ancora is a participant in this proxy solicitation. As of the date hereof, Ancora collectively beneficially owns 1,287,983 shares of Common Stock (the “Ancora Shares”). We intend to vote the Ancora Shares as follows: WITHHOLD with respect to the election of all of the J. Alexander’s director nominees up for election at the Annual Meeting, Timothy T. Janszen and Ronald B. Maggard, Sr. (the “J. Alexander’s Nominees”), FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2019, AGAINST the approval of the Company’s Amended and Restated 2015 Equity Incentive Plan and FOR the shareholder proposal contained in the Company’s proxy statement, if properly presented by the shareholder proponent at the Annual Meeting.

Please note that the J. Alexander’s Nominees are not the nominees of Ancora and have not consented to be named in this Proxy Statement. Because the J. Alexander’s Nominees are not Ancora’s nominees and have not consented to be named in this Proxy Statement, they are not participants in this solicitation. We can provide no assurance that any of the J. Alexander’s Nominees will serve as directors if elected.

The Company has set the close of business on April 26, 2019 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, Tennessee 37202. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were 14,695,176 shares of Common Stock outstanding.

THIS SOLICITATION IS BEING MADE BY Ancora AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH Ancora IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSON NAMED AS PROXY IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN HIS DISCRETION.

Ancora URGES YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD TO WITHHOLD VOTES FROM THE ELECTION OF TIMOTHY T. JANSZEN AND RONALD B. MAGGARD, SR. TO THE BOARD AT THE ANNUAL MEETING.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our GOLD proxy card are available at

www.saratogaproxy.com/Ancora

2

IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. Ancora urges you to sign, date, and return the enclosed GOLD proxy card today to withhold votes from the election of Timothy T. Janszen and Ronald B. Maggard, Sr. to the Board and in accordance with Ancora’ recommendations on the other proposals on the agenda for the Annual Meeting.

•

If your shares of Common Stock are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to Ancora, c/o Saratoga Proxy Consulting LLC (“Saratoga”) in the enclosed postage-paid envelope today.

•

If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company, unless it is marked “withhold” as a protest against the incumbent directors; however, it will revoke any proxy card you may have previously sent to us (including any proxy card sent to us on which you withheld your vote from only one of the two incumbent directors). So please make certain that the latest dated proxy card you return is the GOLD proxy card.

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of the Ancora’s proxy materials,

please contact:

Shareholders call toll-free at (888) 368-0379

Email: info@saratogaproxy.com

3

Background to the Solicitation

The following is a chronology of events leading up to this proxy solicitation:

•	Starting September 2015, Ancora invested in the Company because it saw compelling returns on investment at the Company’s restaurants, a strong history of positive same-store sales growth, potential unit growth opportunities and a strong balance sheet including owned real estate.
•	On March 12, 2019, Ancora filed a Schedule 13D with the Securities and Exchange Commission disclosing a collective 7.40% interest in J. Alexander’s.
•	On March 19, 2019, Ancora’s Jim Chadwick, Director, Alternative Investments and J. Alexander’s Chief Executive Officer Lonnie J. Stout II and Chief Financial Officer Mark A. Parkey engaged in telephonic discussions pursuant to which Mr. Chadwick expressed Ancora’s view that there were numerous operational and strategic opportunities to maximize shareholder value for J. Alexander’s. Mr. Chadwick also expressed to Messrs. Stout and Parkey that the Company was undervalued and questioned why the Company remained an independent public entity.
•	On April 8, 2019, Ancora delivered a letter to the Company’s Board outlining Ancora’s non-binding proposal to purchase the outstanding shares of J. Alexander’s Common Stock for $11.75 in cash per share, subject to the customary conditions set forth in the letter (the “Ancora Proposal”). The letter described the Company’s persistent underperformance driven by management and the Board operating the Company without regard for outside shareholders.
•	On April 10, 2019, Marathon Partners Equity Management, LLC, which owns 975,000 shares of the Company, making it one of the largest shareholders of the Company, delivered a letter to the Board in which it underscored its concurrence with Ancora’s letter dated April 8, 2019 and further insisted that the Company initiate a fair and open auction process, and sell J. Alexander’s to the highest bidder.
•	On April 11, 2019, the Board sent an e-mail letter to Ancora, stating the Board’s unanimous rejection of the Ancora Proposal. While the Board acknowledged its agreement with Ancora that J. Alexander’s stock price does not reflect its full and fair market value, and recognized the inherent challenges created by the Company’s lack of scale and trading liquidity, the Board stated its belief that the Ancora Proposal “dramatically undervalues the company”.
•	On April 16, 2019, Mr. Chadwick, Ancora’s Chairman and Chief Executive Officer, Frederick DiSanto, and J. Alexander’s Mr. Stout and Mr. Parkey engaged in telephonic discussions pursuant to which Mr. DiSanto expressed disappointment that the Board would reject the Ancora Proposal unanimously without offering any alternative proposals to create shareholder value. Mr. Stout re-iterated his belief in the Company’s current strategic business plan.
•	On April 17, 2019, Ancora delivered a subsequent letter to the Company’s Board in which it reiterated the Ancora Proposal and urged the Board to immediately run a strategic process to determine whether it can obtain value superior to the Ancora Proposal. Ancora notified the Board that if the Company refused to launch a strategic process, Ancora would likely conduct a withhold campaign against the directors up for re-election at the 2019 Annual Meeting.
•	On May 10, 2019, the Company filed its definitive proxy statement with the Securities and Exchange Commission.
•	On May 15, 2019, Ancora made a request for certain stockholder list materials of the Company under Section 48-26-102 of the Tennessee Code. Ancora and the Company entered into a confidentiality agreement with respect to the information to be provided pursuant to such request on May 23, 2019.
•	On May 23, 2019, the Company filed a supplement to its definitive proxy statement with the Securities and Exchange Commission.

4

REASONS FOR THE SOLICITATION

WE BELIEVE IT IS TIME FOR THE BOARD TO BE HELD ACCOUNTABLE FOR MANAGEMENT’S POOR PERFORMANCE AND SUBSTANTIAL SHAREHOLDER VALUE UNDERPERFORMANCE

We are long-term shareholders of the Company, having held shares of J. Alexander’s since September 2015. We initially invested in the Company because we saw compelling returns on investment at the Company’s restaurants, a strong history of positive same-store sales growth, potential unit growth opportunities and a strong balance sheet including owned real estate. Unfortunately, over the period of our investment, we have witnessed management and the Board fail to drive shareholder value due to unit growth consistently falling below long-term targets and poor capital allocation decisions. We have become increasingly concerned by what we perceive to be the failed strategies of management and the Board to increase shareholder value. Most troubling to us is the Board’s apparent lack of independence and the directors’ willingness to put their own interests above that of shareholders. We believe last year’s failed merger with 99 Restaurants, LLC (“99 Restaurants”), and the Board’s recent unanimous rejection of the Ancora Proposal have resulted in a loss of faith in the Board’s ability to oversee the Company in a manner consistent with the best interests of shareholders.

We are soliciting shareholders to vote WITHHOLD with respect to the election of Timothy T. Janszen and Ronald B. Maggard, Sr. to the Board at the Annual Meeting because we believe it will send a strong message to the Board that shareholders are dissatisfied with the Board’s failure to hold management accountable for the Company’s continued underperformance as well as the Company’s poor corporate governance practices. In particular, we have significant concerns regarding Messrs. Janszen and Maggard due to their interlocking relationships with other directors and the Fidelity National Financial complex, as further described below.

In addition, we are also soliciting shareholders to vote AGAINST the approval of the Company’s Amended and Restated 2015 Equity Incentive Plan. This amended plan increases the number of shares available to be issued by 1,350,000 shares, or an additional 9.19% of the shares outstanding. We believe this dilution to current shareholders is excessive and that the Board and management should reduce the size of the proposed amendment. A smaller number of shares available would require the Board and management to bring this issue to shareholders more frequently, ensuring that shareholders have the ability to weigh in on compensation, hold the Board accountable for its decisions on equity award grants, and guard against additional awards to the Board and management that result in further dilution of shareholders’ economic interests.

We are seeking the support of J. Alexander’s shareholders to help send the Board a clear message that the status quo is unacceptable. Our proxy solicitation is a platform for shareholders to express their views regarding J. Alexander’s and influence the Board with respect to its decisions regarding Board composition and the Board’s unwillingness to engage with Ancora on its proposal or otherwise explore strategic alternatives. For the reasons set forth below, we urge shareholders to vote WITHHOLD with respect to the election of Timothy T. Janszen and Ronald B. Maggard, Sr. to the Board at the Annual Meeting and AGAINST the Amended and Restated 2015 Equity Incentive Plan.

J. Alexander’s Has Repeatedly Underperformed The Market And Its Peers Under The Leadership Of The Incumbent Board

Since returning to the public markets in September 2015, J. Alexander’s Total Shareholder Returns (“TSR”) have been severely disappointing and have lagged behind peers and the broader market over every applicable time frame.

5

J. Alexander’s TSR Since Spin-off (Prior to the Ancora Proposal)

Over the last year, J. Alexander’s share price performance has trailed the Russell 2000 by more than 16% and its select restaurant peers by over 20%, prior to the Ancora Proposal. In our view, operating performance that consistently fails to meet management targets, dubious capital allocation decisions, and poor trading liquidity all seem to combine to drive poor share price performance for J. Alexander’s shareholders.

J. Alexander’s Has Consistently Failed To Achieve Unit Growth Targets Announced Upon Spin-Off Of The Company In 2015

At the time of its spin-off in 2015, J. Alexander’s stated in regulatory filings its belief that its real estate pipeline would support “four to five new restaurant openings annually starting in 2016”. As late as June 2017, J. Alexander’s was publicly targeting new unit growth of “10%+ per year” in its investor presentations. As illustrated below, J. Alexander’s has yet to achieve its stated unit growth targets since the spin-off.

J. Alexander’s Unit Count and Growth Since Spin-off

6

We believe the inability of management to follow-through on its objectives further contributes to the persistently discounted valuation of J. Alexander’s relative to other restaurant peers.

J. Alexander’s Management And Board Strategies Have Resulted In A Deterioration In Return On Invested Capital

The current Board and management have overseen a sharp deterioration in returns on invested capital since the 2015 spin-off. In fact, returns on incremental invested capital have been negative in each full year since the spin-off.

J. Alexander’s Return on Invested Capital Since Spin-off

We believe the current management’s intention to continue on the same strategic course it has followed since the spin-off will likely result in continued deterioration of return on invested capital metrics. With a restaurant base of only 46 units, J. Alexander’s is simply to small to effectively leverage its corporate overhead and public company costs, an issue that management itself has repeatedly acknowledged (both in its response to the Ancora Proposal and as a justification for its proposed transaction with 99 Restaurants). Ancora firmly believes that J. Alexander’s could be run much more efficiently as a private entity or as part of a separate larger entity.

We Question The Ability Of The Board To Prudently Deploy Shareholder Capital

In August 2017, J. Alexander’s announced its intention to acquire 99 Restaurants. 99 Restaurants is a casual dining concept owned by Fidelity Newport Holdings (“FNH”), a majority-owned subsidiary of Fidelity National Financial Ventures (“FNFV”), which in turn was a direct wholly-owned subsidiary of Fidelity National Financial (“FNF”). This proposed acquisition would have seen J. Alexander’s public shareholders relinquish control of the Company for $11.00 per share, a 9% premium to the pre-announcement closing price. The proposed 99 Restaurants transaction was riddled with conflicts of interest:

•	Mr. Janszen is the CEO of Newport Global Advisors, a private equity fund which had a 30.3% economic interest in 99 Restaurants. In the proposed transaction, Newport would have received new J. Alexander’s equity valued at $54.3 million. For perspective, the total value of J. Alexander’s ownership by all other directors and executives at the time of the deal was $6.4 million.
7

•	Board Chairman Frank Martire and Mr. Maggard, Sr. also served on the board of FNH (the controlling shareholder of 99 Restaurants), before abruptly resigning the exact same day the transaction was announced.
•	J. Alexander’s agreed to subject itself to a no-shop restriction, despite the fact that the Company was supposedly the buyer in this transaction. Considering the Board’s extensive ties to FNF and FNH, it is impossible to see an angle where this decision served the interests of the Company’s shareholders rather than the interests of FNF and FNH.

Institutional Shareholder Services (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”) both recommended that shareholders reject the proposed 99 Restaurants deal. In its recommendation, ISS noted that all six of J. Alexander’s directors were either executives or directors of 99 Restaurants or its affiliates during negotiations (i.e. conflicted), that the Board did not appear to have thoroughly explored other strategic alternatives, and that the strategic rationale for the proposed transaction was tenuous. We believe the conflicts of interest inherent in the 99 Restaurants deal are further evidenced by the way the Board has treated other alternatives to the 99 Restaurants deal, namely the Ancora Proposal. While the Board was perfectly willing to transact at an $11.00 per share valuation when the deal involved FNF/FNH, the Board deemed the Ancora Proposal to have “significantly undervalued” the Company. We find it unfathomable that the Board would have been willing to turn over control of the Company at $11.00 per share a year earlier in a transaction with clear conflicts, and then now not only rejects the Ancora Proposal, but also defends the Company’s current strategy, which has produced poor results for shareholders, while refusing to conduct strategic alternatives to ascertain whether a higher bid than $11.75 exists.

Furthermore, as part of the spin-off from FNF and prior to the 99 Restaurants deal, the Company entered into a management consulting agreement with Black Knight Advisory Services (“BKAS”) that allowed FNF and management to continue to collect incremental value for themselves at the expense of shareholders. Other BKAS members consisted of various officers of Cannae (a related party to FNF) and FNF, as well as the Company’s current CEO Lonnie Stout II, who owned an 11.8% interest in BKAS. We question how it is acceptable for the CEO, who is already being compensated for his position with the Company, to collect a management consulting fee for essentially doing nothing more than his job. Under the agreement, the Company was required to pay BKAS an annual fee equal to 3% of its annual Adjusted EBITDA and awarded BKAS Class B Units (exchangeable into J. Alexander’s common stock when fully vested) as a profits interest grant. In return for these generous rewards, BKAS was to provide J. Alexander’s with “corporate and strategic” advisory services. Including a $4.56 million payment upon termination of the deal, BKAS reaped more than $7 million from shareholders over the life of the agreement, while public shareholders have been left with losses on their investment.

We Question The Independence Of J. Alexander’s Board Particularly Given The Relationships With FNF

We continue to question the independence of the Board given the decision-making as outlined above with regards to the 99 Restaurants deal and BKAS agreement, as well as its recent response to the Ancora Proposal. As previously mentioned by ISS, not a single member of the Board was independent at the time of the negotiations and decision-making around the 99 Restaurants transaction, which we believe was a primary incentive for this Board to propose the deal in the first place. Given this track record, we believe the Board’s outright rejection of the Ancora Proposal in April (after supporting the 99 Restaurants deal in 2018, which valued J. Alexander’s at $11.00 per share) in favor of continuing the Company’s current strategy should raise serious questions for shareholders regarding the Board’s true motivation.

8

Shareholders voting down the 99 Restaurants transaction should have served as a clear signal of shareholders’ lack of confidence in the Board’s decision-making, but since the deal there have been no changes to the composition of the Board, save the pending elevation of Lonnie Stout II to Executive Chairman upon his stepping down from the CEO role effective May 1, 2019. Moreover, we are concerned that the continued lack of independence of the Board could lead to further shareholder unfriendly deals involving the FNF complex given the Board’s conflicting interests across multiple parties.

For the reasons stated above, we are seeking your support at the Annual Meeting to WITHHOLD votes from the election of Timothy T. Janszen and Ronald B. Maggard, Sr. and to vote AGAINST the Amended and Restated 2015 Equity Incentive Plan.

The Company has adopted a plurality vote standard for uncontested and contested elections. Since we are not proposing an alternate slate of directors, the election is considered to be uncontested despite our opposition to Messrs. Janszen and Maggard, Sr. According to the Company’s proxy statement, directors will be elected by a plurality of the votes cast in the election by the holders of the Common Stock represented and entitled to vote at the Annual Meeting (meaning that the two directors who received the highest number of shares voted “for” their election will be elected). The Company has also disclosed that a withhold vote with respect to one of more director nominees will have no effect on the election of such nominees.

Accordingly, even if we are successful in soliciting your support to vote WITHHOLD with respect to the election of Messrs. Janszen and Maggard, Sr., they will still be elected to the Board provided a quorum is present and at least one “for” vote is received by each such nominee. Although a WITHHOLD vote will have no direct effect on the election of Messrs. Janszen and Maggard, Sr., we believe the failure of the Board to insist on the resignations of Messrs. Janszen and Maggard, Sr. in the event they fail to receive a majority of the votes cast for their election would be in direct opposition to a clear shareholder directive and inconsistent with contemporary corporate governance (in view of the substantial number of companies that have adopted a majority vote standard for uncontested director elections, which CalPERS has proposed that the Company adopt).

Please note that the J. Alexander’s Nominees are not the nominees of Ancora, have not consented to be named in these proxy materials, and are the nominees of J. Alexander’s. Because the J. Alexander’s Nominees are not Ancora’s nominees and have not consented to be named in this Proxy Statement, they are not participants in this solicitation. We can provide no assurance that any of the J. Alexander’s Nominees will serve as directors if elected. The names, backgrounds and qualifications of the J. Alexander’s Nominees, and other information about them, can be found in the Company’s proxy statement.

9

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company currently has a classified Board, which is divided into three (3) classes. The directors in each class are elected for terms of three (3) years so that the term of office of one (1) class of directors expires at each annual meeting of shareholders. We believe that the terms of two (2) Class I directors are up for election at the Annual Meeting. For the reasons stated above, we are seeking your support at the Annual Meeting to WITHHOLD votes from the election of Timothy T. Janszen and Ronald B. Maggard, Sr.

The Company has adopted a plurality vote standard for uncontested and contested director elections. Since we are not proposing an alternate slate of directors, the election is considered to be uncontested despite our opposition to Messrs. Janszen and Maggard, Sr. According to the Company’s proxy statement, directors will be elected by a plurality of the votes cast in the election by the holders of the Common Stock represented and entitled to vote at the Annual Meeting (meaning that the two directors who received the highest number of shares voted “for” their election will be elected). The Company also disclosed that a withhold vote with respect to one or more directors nominees will have no effect on the election of such nominees.

Accordingly, even if we are successful in soliciting your support to vote WITHHOLD with respect to Messrs. Timothy T. Janszen and Ronald B. Maggard, Sr., they will still be elected to the Board to provided a quorum is present and at least one “for” vote is received by each such nominee. Although a withhold vote will have no direct effect on the election of Messrs. Janszen and Maggard, Sr. at the Annual Meeting, we believe the failure of the Board to insist on the resignations of Messrs. Janszen and Maggard, Sr. in the event they fail to receive a majority of the votes cast for their election would be in direct opposition to a clear shareholder directive and inconsistent with contemporary corporate governance (in view of the substantial number of companies that have adopted a majority vote standard for uncontested director elections, which CalPERS has proposed that the Company adopt).

Please note that the J. Alexander’s Nominees are not the nominees of Ancora, have not consented to be named in these proxy materials, and are the nominees of J. Alexander’s. Because the J. Alexander’s Nominees are not Ancora’ nominees and have not consented to be named in this Proxy Statement, they are not participants in this solicitation. We can provide no assurance that any of the J. Alexander’s Nominees will serve as directors if elected. The names, backgrounds and qualifications of the J. Alexander’s Nominees, and other information about them, can be found in the Company’s proxy statement.

WE URGE YOU TO “WITHHOLD” YOUR VOTE FROM THE ELECTION OF TIMOTHY T. JANSZEN AND RONALD B. MAGGARD, SR. ON THE ENCLOSED GOLD PROXY CARD.

10

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REIGSTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Company is asking shareholders to ratify the appointment of KPMG LLP as J. Alexander’s independent registered public accounting firm for fiscal year 2019.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT REIGSTERED PUBLIC FIRM OF THE COMPANY FOR FISCAL YEAR 2019 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

11

PROPOSAL NO. 3

THE COMPANY’S AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN

As discussed in further detail in the Company’s proxy statement, the Board is asking the Company’s shareholders to approve the Amended and Restated 2015 Equity Incentive Plan which, among other things, would increase the number of shares available for issuance under the plan by 1,350,000 shares.

A summary of the Amended and Restated 2015 Equity Incentive Plan and the material terms thereof are set forth in the Company’s proxy statement, along with a copy of the Amended and Restated 2015 Equity Incentive Plan. For the reasons stated above, we recommend a vote AGAINST this proposal.

WE RECOMMEND A VOTE “AGAINST” THE APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

12

PROPOSAL NO. 4

SHAREHOLDER PROPOSAL: ELECTION OF THE BOARD OF DIRECTORS BY A MAJORITY VOTE STANDARD

As discussed in further detail in the Company’s proxy statement, California Public Employees’ Retirement System (“CalPERS”), a shareholder of the Company, has submitted a proposal to the Company which calls for the Board to take the steps necessary to remove the plurality vote standard for uncontested elections of directors. The text of CalPERS’ proposal follows:

“RESOLVED, that the shareowners of J. Alexander’s Holdings, Inc. (Company) hereby request that the Board of Directors initiate the appropriate process to amend the Company’s articles of incorporation and/or bylaws to provide that directors shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareowners in uncontested elections. A plurality vote standard, however, will apply to contested director elections; that is, when the number of director nominees exceeds the number of board seats.”

As disclosed in the Company’s proxy statement, the shareholder vote on this proposal is an advisory vote only and is not binding on the Company or the Board; however, the Company has disclosed that it will use this proposal as an opportunity for shareholders to express their views on this subject and, if approved, will consider whether to present the necessary proposal to amend the Company’s Charter at the 2020 Annual Meeting of Shareholders.

Ancora believes that the ability to elect directors by a majority vote standard in uncontested director elections is a valuable right for shareholders to have because, in Ancora’s view, it enhances shareholders’ ability to hold directors accountable. Accordingly, we recommend that shareholders vote FOR this proposal.

WE RECOMMEND A VOTE “FOR” THE APPROVAL OF THE SHAREHOLER PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

13

VOTING AND PROXY PROCEDURES

Shareholders are entitled to one vote for each share of Common Stock held of record on the Record Date with respect to each matter to be acted on at the Annual Meeting. Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Shareholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, Ancora believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the shares of Common Stock.

Shares of Common Stock represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted WITHHOLD with respect to the election of Timothy T. Janszen and Ronald B. Maggard, Sr., FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2019, AGAINST the approval of the Amended and Restated 2015 Equity Incentive Plan, and FOR the vote on the shareholder proposal.

Please note that the J. Alexander’s Nominees are not the nominees of Ancora, have not consented to be named in this Proxy Statement, and are the nominees of J. Alexander’s. The names, backgrounds and qualifications of the J. Alexander’s Nominees, and other information about them, can be found in the Company’s proxy statement. We can provide no assurance that any of the J. Alexander’s Nominees will serve as directors if elected.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. A majority of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

Abstentions are counted as present and entitled to vote for purposes of determining a quorum. If you vote to abstain on one or more proposals, your shares of Common Stock will be counted as present for purposes of determining a quorum unless you vote to abstain on all proposals.

A broker non-vote occurs when brokers, banks or other nominees holding shares for a beneficial owner have discretionary authority to vote on “routine” matters brought before a shareholder meeting, but the beneficial owner of the shares fails to provide the broker, bank or other nominee with specific instructions on how to vote on any “non-routine” matters brought to a vote at the shareholder meeting. Under the rules of the New York Stock Exchange governing brokers’ discretionary authority, because we anticipate that you will receive proxy materials from or on behalf of both the Company and Ancora, brokers, banks and other nominees holding shares in your account will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting, whether “routine” or not. As a result, we do not expect there to be broker non-votes by such brokers, banks or other nominees. Accordingly, if you do not submit any voting instructions to your broker, bank or other nominee, then your shares will not be counted in determining the outcome of any of the proposals at the Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists.

If you are a shareholder of record, you must deliver your vote by mail, attend the Annual Meeting in person and vote, vote by Internet or vote by telephone in order to be counted in the determination of a quorum. If you are a beneficial owner, your broker will vote your shares only pursuant to your instructions, and those shares will count in the determination of a quorum.

14

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ The Company has adopted a plurality vote standard for uncontested and contested director elections. Since we are not proposing an alternate slate of directors, the election is considered to be uncontested despite our opposition to the J. Alexander’s Nominees. Therefore, the standard for director election will be by a “plurality” vote, so the two (2) director nominees who receive the highest number of shares voted “for” their election will be elected to the Board. J. Alexander’s shareholders who wish to vote for, or selectively withhold votes from, Messrs. Janszen or Maggard, Sr. must use the Company’s proxy card. The Company has indicated that withhold votes with respect to director nominees will have no effect on the election of such nominees.

Ratification of the Appointment of Independent Accounting Firm ─ According to the Company’s proxy statement, the selection of KPMG LLP will be deemed to have been ratified if a majority of the votes cast by holders of Common Stock represented and entitled to vote at the Annual Meeting vote in favor of ratification. The Company has indicated that abstentions and broker non-votes will have no effect on this proposal.

Approval of Amended and Restated 2015 Equity Incentive Plan ─ According to the Company’s proxy statement, the Amended and Restated 2015 Equity Incentive Plan will be approved if a majority of the votes cast by holders of Common Stock represented and entitled to vote at the Annual Meeting vote in favor of the proposal. The Company has indicated that abstentions and broker non-votes will have no effect on this proposal.

Shareholder Proposal ─ According to the Company’s proxy statement, although the vote is non-binding, the shareholder proposal will be approved if a majority of the votes cast by holders of Common Stock represented and entitled to vote at the Annual Meeting vote in favor of the proposal. The Company has indicated that abstentions and broker non-votes will have no effect on this proposal.

REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy (including any proxy on which you withheld your vote from only one of the two incumbent directors). The revocation may be delivered either to Ancora in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Company at 3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, Tennessee 37202 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Ancora in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Saratoga may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE WITHHOLD YOUR VOTE FROM THE ELECTION OF Timothy T. Janszen and Ronald B. Maggard, Sr. TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

15

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Ancora. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Ancora has entered into an agreement with Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $15,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ancora has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Ancora will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Saratoga will employ approximately 10 persons to solicit shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Ancora. Costs of this solicitation of proxies are currently estimated to be approximately $175,000. Ancora estimates that through the date hereof its expenses in connection with this solicitation are approximately $75,000. Ancora intends to seek reimbursement from the Company of all expenses it incurs in connection with this solicitation. Ancora does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

Ancora is a participant in this solicitation (the “Participant”). The principal business of Ancora is acting as the investment advisor to the Ancora Trust, which includes Ancora Income Fund, Ancora Special Opportunity Fund, Ancora/Thelen Small-Mid Cap Fund, and Ancora MicroCap Fund (Ancora Family of Mutual Funds), which are registered with the Securities and Exchange Commission as investment companies under the Investment Company Act, as amended.

The address of the principal office of the Participant is 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio 44124.

As of the date hereof, Ancora beneficially owned 1,287,983 shares of Common Stock and also has an economic exposure of 50,000 notional shares of Common Stock under cash-settled total return swaps.

The Participant in this solicitation may be deemed to beneficially own the 1,287,983 shares of Common Stock owned in the aggregate in this solicitation. The Participant in this solicitation disclaims beneficial ownership of the shares of Common Stock he or it does not directly own. For information regarding purchases and sales of securities of the Company during the past two years by certain Participants in this solicitation, see Schedule I.

The shares of Common Stock purchased by the Ancora Family of Mutual Funds were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business) in open market purchases.

16

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no Participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which the Participant in this solicitation or any of its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

OTHER MATTERS AND ADDITIONAL INFORMATION

Ancora is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Ancora is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

17

SHAREHOLDER PROPOSALS

According to the Company’s proxy statement for the Annual Meeting, any shareholder wishing to submit a proposal to be included in the Company’s proxy statement for the 2020 Annual Meeting pursuant to Rule 14a-8, must deliver such proposal(s) to J. Alexander’s Corporate Secretary no later than January 11, 2020. Shareholder proposals should be mailed to the Corporate Secretary, J. Alexander’s Holdings, Inc., 3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, Tennessee 37202.

In addition, according to the Company’s proxy statement for the Annual Meeting, any shareholder wishing to nominate a director or bring other business before the shareholders at the 2020 Annual Meeting, must notify the Company’s Corporate Secretary in writing between February 21, 2020 and March 22, 2020 and otherwise comply with the Bylaws. Notices of intention present proposals at the 2020 Annual Meeting should be addressed to: Corporate Secretary, J. Alexander’s Holdings, Inc., 3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, Tennessee 37202.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2020 Annual Meeting is based on information contained in the Company’s proxy statement for the Annual Meeting. The incorporation of this information in this Proxy Statement should not be construed as an admission by Ancora that such procedures are legal, valid or binding.

WHERE YOU CAN FIND MORE INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Ancora Advisors, LLC

May 30, 2019

18

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

ANCORA ADVISORS, LLC

(Through certain separately managed accounts, including accounts held by owners and employees of Ancora Advisors, LLC)

Purchase of Common Stock	750	01/04/2017
Purchase of Common Stock	40	01/04/2017
Purchase of Common Stock	360	01/04/2017
Purchase of Common Stock	390	01/04/2017
Purchase of Common Stock	660	01/04/2017
Purchase of Common Stock	490	01/04/2017
Purchase of Common Stock	320	01/04/2017
Purchase of Common Stock	3,050	01/04/2017
Purchase of Common Stock	250	01/04/2017
Purchase of Common Stock	250	01/04/2017
Purchase of Common Stock	420	01/04/2017
Purchase of Common Stock	110	01/04/2017
Purchase of Common Stock	830	01/04/2017
Purchase of Common Stock	1,090	01/04/2017
Purchase of Common Stock	120	01/05/2017
Purchase of Common Stock	30,940	05/11/2017
Sale of Common Stock	(5,000)	05/16/2017
Purchase of Common Stock	1,240	05/18/2017
Purchase of Common Stock	610	05/18/2017
Sale of Common Stock	(600)	06/06/2017
Sale of Common Stock	(128.615)	06/15/2017
Sale of Common Stock	(125.898)	06/15/2017
Sale of Common Stock	(69.943)	06/15/2017
Sale of Common Stock	(36.267)	06/15/2017
Sale of Common Stock	(259.276)	06/15/2017
Sale of Common Stock	(668.207)	06/15/2017
Sale of Common Stock	(314.314)	06/15/2017
Sale of Common Stock	(57.479)	06/15/2017
Sale of Common Stock	(3,999.115)	06/15/2017
Sale of Common Stock	(1,402.324)	06/15/2017
Sale of Common Stock	(877.661)	06/15/2017
Sale of Common Stock	(110.355)	06/15/2017

I-1

Sale of Common Stock	(464.736)	06/15/2017
Sale of Common Stock	(200.332)	06/15/2017
Sale of Common Stock	(455.477)	06/15/2017
Sale of Common Stock	(2,710)	06/15/2017
Sale of Common Stock	(202.918)	06/15/2017
Sale of Common Stock	(95.676)	06/15/2017
Sale of Common Stock	(101.406)	06/15/2017
Sale of Common Stock	(202.071)	06/15/2017
Sale of Common Stock	(93.431)	06/15/2017
Sale of Common Stock	(84.498)	06/15/2017
Sale of Common Stock	(1,810.756)	06/15/2017
Sale of Common Stock	(637.263)	06/15/2017
Sale of Common Stock	(61.981)	06/15/2017
Sale of Common Stock	(1,467.922)	06/15/2017
Sale of Common Stock	(26.078)	06/15/2017
Sale of Common Stock	(226)	06/15/2017
Purchase of Common Stock	160	06/19/2017
Sale of Common Stock	(500)	06/28/2017
Purchase of Common Stock	386	07/18/2017
Purchase of Common Stock	3,530	08/04/2017
Purchase of Common Stock	190	08/04/2017
Purchase of Common Stock	130	08/04/2017
Purchase of Common Stock	14,819	08/09/2017
Purchase of Common Stock	219	09/12/2017
Purchase of Common Stock	341	09/12/2017
Purchase of Common Stock	2,097	09/12/2017
Purchase of Common Stock	891	09/12/2017
Purchase of Common Stock	104	09/12/2017
Purchase of Common Stock	101	09/12/2017
Purchase of Common Stock	1,542	09/12/2017
Purchase of Common Stock	775	09/12/2017
Purchase of Common Stock	380	10/02/2017
Purchase of Common Stock	13,819	10/02/2017
Purchase of Common Stock	29,545	10/03/2017
Purchase of Common Stock	3,786	10/13/2017
Sale of Common Stock	(38)	10/16/2017
Sale of Common Stock	(615)	10/16/2017
Purchase of Common Stock	7,203	10/17/2017
Purchase of Common Stock	1,011	10/18/2017
Purchase of Common Stock	3,000	11/02/2017
Purchase of Common Stock	15,000	11/06/2017
Purchase of Common Stock	180	11/13/2017

I-2

Purchase of Common Stock	7,200	11/29/2017
Purchase of Common Stock	7,000	11/29/2017
Purchase of Common Stock	109	11/30/2017
Purchase of Common Stock	187	11/30/2017
Purchase of Common Stock	1,400	11/30/2017
Purchase of Common Stock	490	11/30/2017
Purchase of Common Stock	8,029	11/30/2017
Purchase of Common Stock	61	12/01/2017
Purchase of Common Stock	103	12/01/2017
Purchase of Common Stock	770	12/01/2017
Purchase of Common Stock	270	12/01/2017
Purchase of Common Stock	4,411	12/01/2017
Purchase of Common Stock	1,400	12/04/2017
Purchase of Common Stock	2,000	12/04/2017
Purchase of Common Stock	2,037	12/05/2017
Purchase of Common Stock	1,300	12/05/2017
Purchase of Common Stock	2,010	12/05/2017
Purchase of Common Stock	9,550	12/05/2017
Purchase of Common Stock	5,300	12/05/2017
Purchase of Common Stock	710	12/05/2017
Purchase of Common Stock	220	12/05/2017
Purchase of Common Stock	700	12/05/2017
Purchase of Common Stock	410	12/05/2017
Purchase of Common Stock	650	12/05/2017
Purchase of Common Stock	120	12/05/2017
Purchase of Common Stock	1,660	12/05/2017
Purchase of Common Stock	160	12/05/2017
Purchase of Common Stock	250	12/05/2017
Purchase of Common Stock	470	12/05/2017
Purchase of Common Stock	4,970	12/05/2017
Purchase of Common Stock	26,080	12/05/2017
Purchase of Common Stock	430	12/05/2017
Purchase of Common Stock	2,420	12/13/2017
Sale of Common Stock	(810)	12/18/2017
Sale of Common Stock	(1,010)	12/18/2017
Purchase of Common Stock	14,465	01/02/2018
Purchase of Common Stock	381	01/03/2018
Purchase of Common Stock	7,100	01/08/2018
Purchase of Common Stock	200	01/08/2018
Purchase of Common Stock	1,300	01/08/2018
Purchase of Common Stock	4,140	01/09/2018
Purchase of Common Stock	660	01/18/2018

I-3

Purchase of Common Stock	7,820	01/18/2018
Purchase of Common Stock	1,020	01/18/2018
Purchase of Common Stock	5,460	01/18/2018
Purchase of Common Stock	2,700	01/18/2018
Purchase of Common Stock	310	01/18/2018
Purchase of Common Stock	60	01/18/2018
Purchase of Common Stock	140	01/18/2018
Purchase of Common Stock	380	01/18/2018
Purchase of Common Stock	310	01/18/2018
Purchase of Common Stock	90	01/18/2018
Purchase of Common Stock	290	01/18/2018
Purchase of Common Stock	300	01/18/2018
Purchase of Common Stock	90	01/18/2018
Purchase of Common Stock	1,040	01/18/2018
Purchase of Common Stock	250	01/18/2018
Purchase of Common Stock	90	01/18/2018
Purchase of Common Stock	160	01/18/2018
Purchase of Common Stock	310	01/18/2018
Purchase of Common Stock	250	01/18/2018
Purchase of Common Stock	2,510	01/18/2018
Purchase of Common Stock	14,750	01/18/2018
Purchase of Common Stock	110	01/18/2018
Purchase of Common Stock	280	01/18/2018
Purchase of Common Stock	6,590	02/01/2018
Sale of Common Stock	(7,080)	02/02/2018
Sale of Common Stock	(1,610)	02/02/2018
Purchase of Common Stock	60	02/12/2018
Purchase of Common Stock	2,030	02/23/2018
Purchase of Common Stock	400	02/26/2018
Sale of Common Stock	(7,070)	02/26/2018
Sale of Common Stock	(7,070)	03/01/2018
Sale of Common Stock	(6,450)	03/08/2018
Purchase of Common Stock	5,290	03/14/2018
Purchase of Common Stock	1,480	03/26/2018
Purchase of Common Stock	2,230	03/26/2018
Purchase of Common Stock	9,600	03/29/2018
Purchase of Common Stock	6,530	04/02/2018
Sale of Common Stock	(2,233)	04/05/2018
Sale of Common Stock	(2,177)	04/16/2018
Sale of Common Stock	(1,586)	04/16/2018
Sale of Common Stock	(3,087)	04/16/2018
Purchase of Common Stock	42,100	04/17/2018

I-4

Sale of Common Stock	(5,380)	04/18/2018
Purchase of Common Stock	2,867	04/19/2018
Purchase of Common Stock	1,433	04/19/2018
Sale of Common Stock	(19.342)	05/15/2018
Sale of Common Stock	(45.247)	05/15/2018
Sale of Common Stock	(7.395)	05/15/2018
Sale of Common Stock	(100.166)	05/15/2018
Sale of Common Stock	(33.849)	05/15/2018
Sale of Common Stock	(116)	05/15/2018
Sale of Common Stock	(8)	05/15/2018
Purchase of Common Stock	4,140	06/25/2018
Sale of Common Stock	(7,946)	07/17/2018
Sale of Common Stock	(12,090)	09/05/2018
Sale of Common Stock	(4,154)	09/07/2018
Sale of Common Stock	(194)	09/07/2018
Sale of Common Stock	(6,750)	09/10/2018
Sale of Common Stock	(2,509)	09/10/2018
Sale of Common Stock	(433)	09/10/2018
Sale of Common Stock	(4,737)	09/11/2018
Sale of Common Stock	(223)	09/11/2018
Sale of Common Stock	(48.529)	09/12/2018
Sale of Common Stock	(113.291)	09/12/2018
Sale of Common Stock	(85.141)	09/12/2018
Sale of Common Stock	(12.039)	09/12/2018
Sale of Common Stock	(231)	09/12/2018
Sale of Common Stock	(830)	09/12/2018
Sale of Common Stock	(510)	09/12/2018
Sale of Common Stock	(360)	09/12/2018
Sale of Common Stock	(830)	09/12/2018
Sale of Common Stock	(148.177)	09/12/2018
Sale of Common Stock	(63.610)	09/12/2018
Sale of Common Stock	(147.658)	09/12/2018
Sale of Common Stock	(320.555)	09/12/2018
Sale of Common Stock	(346.091)	09/12/2018
Sale of Common Stock	(808.615)	09/12/2018
Sale of Common Stock	(1,482.217)	09/12/2018
Sale of Common Stock	(608.077)	09/12/2018
Sale of Common Stock	(745)	09/12/2018
Sale of Common Stock	(259.050)	09/12/2018
Sale of Common Stock	(761.585)	09/12/2018
Sale of Common Stock	(167.864)	09/12/2018
Sale of Common Stock	(391.856)	09/12/2018

I-5

Sale of Common Stock	(369.644)	09/12/2018
Sale of Common Stock	(20)	09/12/2018
Sale of Common Stock	(91.531)	09/12/2018
Sale of Common Stock	(8.469)	09/12/2018
Sale of Common Stock	(103.620)	09/12/2018
Sale of Common Stock	(16.380)	09/12/2018
Sale of Common Stock	(18.997)	09/12/2018
Sale of Common Stock	(44.384)	09/12/2018
Sale of Common Stock	(20.849)	09/12/2018
Sale of Common Stock	(98.439)	09/12/2018
Sale of Common Stock	(27.331)	09/12/2018
Sale of Common Stock	(174.427)	09/12/2018
Sale of Common Stock	(5.573)	09/12/2018
Sale of Common Stock	(127.798)	09/12/2018
Sale of Common Stock	(82.202)	09/12/2018
Sale of Common Stock	(41.448)	09/12/2018
Sale of Common Stock	(58.552)	09/12/2018
Sale of Common Stock	(70)	09/12/2018
Sale of Common Stock	(400)	09/12/2018
Sale of Common Stock	(32.813)	09/12/2018
Sale of Common Stock	(47.187)	09/12/2018
Sale of Common Stock	(67.353)	09/12/2018
Sale of Common Stock	(12.647)	09/12/2018
Sale of Common Stock	(112.255)	09/12/2018
Sale of Common Stock	(7.745)	09/12/2018
Sale of Common Stock	(210)	09/12/2018
Sale of Common Stock	(480)	09/12/2018
Sale of Common Stock	(339.719)	09/12/2018
Sale of Common Stock	(75.815)	09/12/2018
Sale of Common Stock	(189.452)	09/12/2018
Sale of Common Stock	(157.157)	09/12/2018
Sale of Common Stock	(811.690)	09/12/2018
Sale of Common Stock	(146.167)	09/12/2018
Sale of Common Stock	(610)	09/12/2018
Sale of Common Stock	(10,940)	09/12/2018
Sale of Common Stock	(210)	09/12/2018
Sale of Common Stock	(641)	09/13/2018
Sale of Common Stock	(43)	09/13/2018
Sale of Common Stock	(352)	09/13/2018
Sale of Common Stock	(720)	09/13/2018
Sale of Common Stock	(404)	09/13/2018
Sale of Common Stock	(325)	09/13/2018

I-6

Sale of Common Stock	(572)	09/13/2018
Sale of Common Stock	(7.575)	09/13/2018
Sale of Common Stock	(111.391)	09/13/2018
Sale of Common Stock	(145.068)	09/13/2018
Sale of Common Stock	(2.966)	09/13/2018
Sale of Common Stock	(353.999)	09/13/2018
Sale of Common Stock	(1,176)	09/13/2018
Sale of Common Stock	(2,194)	09/13/2018
Sale of Common Stock	(493.856)	09/13/2018
Sale of Common Stock	(295.144)	09/13/2018
Sale of Common Stock	(847)	09/13/2018
Sale of Common Stock	(177)	09/13/2018
Sale of Common Stock	(38.160)	09/13/2018
Sale of Common Stock	(37.994)	09/13/2018
Sale of Common Stock	(1.846)	09/13/2018
Sale of Common Stock	(33.703)	09/13/2018
Sale of Common Stock	(54.297)	09/13/2018
Sale of Common Stock	(6)	09/13/2018
Sale of Common Stock	(117)	09/13/2018
Sale of Common Stock	(64)	09/13/2018
Sale of Common Stock	(80.777)	09/13/2018
Sale of Common Stock	(66.223)	09/13/2018
Sale of Common Stock	(45.596)	09/13/2018
Sale of Common Stock	(129.404)	09/13/2018
Sale of Common Stock	(2)	09/13/2018
Sale of Common Stock	(24.344)	09/13/2018
Sale of Common Stock	(32.813)	09/13/2018
Sale of Common Stock	(10.843)	09/13/2018
Sale of Common Stock	(59)	09/13/2018
Sale of Common Stock	(256.260)	09/13/2018
Sale of Common Stock	(329.857)	09/13/2018
Sale of Common Stock	(93.883)	09/13/2018
Sale of Common Stock	(23.620)	09/13/2018
Sale of Common Stock	(25.905)	09/13/2018
Sale of Common Stock	(9.475)	09/13/2018
Sale of Common Stock	(59)	09/13/2018
Sale of Common Stock	(42.338)	09/13/2018
Sale of Common Stock	(55.662)	09/13/2018
Sale of Common Stock	(167)	09/13/2018
Sale of Common Stock	(394)	09/13/2018
Sale of Common Stock	(129.635)	09/13/2018
Sale of Common Stock	(156.984)	09/13/2018

I-7

Sale of Common Stock	(367.381)	09/13/2018
Sale of Common Stock	(893)	09/13/2018
Sale of Common Stock	(483)	09/13/2018
Sale of Common Stock	(8,651)	09/13/2018
Sale of Common Stock	(167)	09/13/2018
Sale of Common Stock	(12.089)	09/14/2018
Sale of Common Stock	(15.543)	09/14/2018
Sale of Common Stock	(2.368)	09/14/2018
Sale of Common Stock	(203.786)	09/14/2018
Sale of Common Stock	(89.804)	09/14/2018
Sale of Common Stock	(116.410)	09/14/2018
Sale of Common Stock	(34.540)	09/14/2018
Sale of Common Stock	(12.089)	09/14/2018
Sale of Common Stock	(15.543)	09/14/2018
Sale of Common Stock	(7.828)	09/14/2018
Sale of Common Stock	(9,137)	09/21/2018
Sale of Common Stock	(3,533)	09/21/2018
Sale of Common Stock	(1,420)	09/21/2018
Sale of Common Stock	(2,275)	09/27/2018
Sale of Common Stock	(424)	09/27/2018
Purchase of Common Stock	400	10/02/2018
Sale of Common Stock	(713)	10/09/2018
Sale of Common Stock	(510)	10/09/2018
Sale of Common Stock	(504)	10/09/2018
Sale of Common Stock	(430)	10/09/2018
Sale of Common Stock	(280)	10/09/2018
Sale of Common Stock	(4,000)	11/08/2018
Sale of Common Stock	(147)	11/09/2018
Sale of Common Stock	(288)	11/09/2018
Sale of Common Stock	(145)	11/09/2018
Sale of Common Stock	(116)	11/09/2018
Sale of Common Stock	(206)	11/09/2018
Sale of Common Stock	(9)	11/09/2018
Sale of Common Stock	(214.999)	11/09/2018
Sale of Common Stock	(454)	11/09/2018
Sale of Common Stock	(521)	11/09/2018
Sale of Common Stock	(240)	11/09/2018
Sale of Common Stock	(96)	11/09/2018
Sale of Common Stock	(481)	11/09/2018
Sale of Common Stock	(142)	11/09/2018
Sale of Common Stock	(552)	11/09/2018
Sale of Common Stock	(132)	11/09/2018

I-8

Sale of Common Stock	(175)	11/09/2018
Sale of Common Stock	(3,169)	11/09/2018
Sale of Common Stock	(126)	11/12/2018
Sale of Common Stock	(248)	11/12/2018
Sale of Common Stock	(125)	11/12/2018
Sale of Common Stock	(101)	11/12/2018
Sale of Common Stock	(178)	11/12/2018
Sale of Common Stock	(193)	11/12/2018
Sale of Common Stock	(1,047)	11/12/2018
Sale of Common Stock	(497)	11/12/2018
Sale of Common Stock	(123)	11/12/2018
Sale of Common Stock	(476)	11/12/2018
Sale of Common Stock	(115)	11/12/2018
Sale of Common Stock	(151)	11/12/2018
Sale of Common Stock	(2,785)	11/12/2018
Sale of Common Stock	(962)	11/12/2018
Sale of Common Stock	(388)	11/13/2018
Sale of Common Stock	(125)	11/13/2018
Sale of Common Stock	(24)	11/13/2018
Sale of Common Stock	(293)	11/13/2018
Sale of Common Stock	(147)	11/13/2018
Sale of Common Stock	(118)	11/13/2018
Sale of Common Stock	(210)	11/13/2018
Sale of Common Stock	(144)	11/13/2018
Sale of Common Stock	(84.999)	11/13/2018
Sale of Common Stock	(972)	11/13/2018
Sale of Common Stock	(267)	11/13/2018
Sale of Common Stock	(441)	11/13/2018
Sale of Common Stock	(147)	11/13/2018
Sale of Common Stock	(38)	11/13/2018
Sale of Common Stock	(57)	11/13/2018
Sale of Common Stock	(38)	11/13/2018
Sale of Common Stock	(41)	11/13/2018
Sale of Common Stock	(91)	11/13/2018
Sale of Common Stock	(65)	11/13/2018
Sale of Common Stock	(81)	11/13/2018
Sale of Common Stock	(32)	11/13/2018
Sale of Common Stock	(25)	11/13/2018
Sale of Common Stock	(166.894)	11/13/2018
Sale of Common Stock	(135.106)	11/13/2018
Sale of Common Stock	(27)	11/13/2018
Sale of Common Stock	(27)	11/13/2018

I-9

Sale of Common Stock	(45)	11/13/2018
Sale of Common Stock	(6)	11/13/2018
Sale of Common Stock	(73)	11/13/2018
Sale of Common Stock	(144)	11/13/2018
Sale of Common Stock	(563)	11/13/2018
Sale of Common Stock	(20)	11/13/2018
Sale of Common Stock	(115)	11/13/2018
Sale of Common Stock	(14)	11/13/2018
Sale of Common Stock	(165)	11/13/2018
Sale of Common Stock	(3,101)	11/13/2018
Sale of Common Stock	(312)	11/14/2018
Sale of Common Stock	(120)	11/14/2018
Sale of Common Stock	(236)	11/14/2018
Sale of Common Stock	(118)	11/14/2018
Sale of Common Stock	(95)	11/14/2018
Sale of Common Stock	(169)	11/14/2018
Sale of Common Stock	(163)	11/14/2018
Sale of Common Stock	(20.999)	11/14/2018
Sale of Common Stock	(468)	11/14/2018
Sale of Common Stock	(528)	11/14/2018
Sale of Common Stock	(473)	11/14/2018
Sale of Common Stock	(76)	11/14/2018
Sale of Common Stock	(31)	11/14/2018
Sale of Common Stock	(8.190)	11/14/2018
Sale of Common Stock	(24.810)	11/14/2018
Sale of Common Stock	(73)	11/14/2018
Sale of Common Stock	(44.650)	11/14/2018
Sale of Common Stock	(7.350)	11/14/2018
Sale of Common Stock	(65)	11/14/2018
Sale of Common Stock	(25)	11/14/2018
Sale of Common Stock	(20)	11/14/2018
Sale of Common Stock	(243)	11/14/2018
Sale of Common Stock	(21)	11/14/2018
Sale of Common Stock	(21)	11/14/2018
Sale of Common Stock	(22.917)	11/14/2018
Sale of Common Stock	(13.083)	11/14/2018
Sale of Common Stock	(5)	11/14/2018
Sale of Common Stock	(59)	11/14/2018
Sale of Common Stock	(116)	11/14/2018
Sale of Common Stock	(453)	11/14/2018
Sale of Common Stock	(109)	11/14/2018
Sale of Common Stock	(144)	11/14/2018

I-10

Sale of Common Stock	(2,493)	11/14/2018
Sale of Common Stock	(570)	11/15/2018
Sale of Common Stock	(219)	11/15/2018
Sale of Common Stock	(431)	11/15/2018
Sale of Common Stock	(216)	11/15/2018
Sale of Common Stock	(176)	11/15/2018
Sale of Common Stock	(308)	11/15/2018
Sale of Common Stock	(336)	11/15/2018
Sale of Common Stock	(1,569)	11/15/2018
Sale of Common Stock	(252)	11/15/2018
Sale of Common Stock	(16)	11/15/2018
Sale of Common Stock	(849)	11/15/2018
Sale of Common Stock	(19)	11/15/2018
Sale of Common Stock	(121)	11/15/2018
Sale of Common Stock	(31)	11/15/2018
Sale of Common Stock	(25)	11/15/2018
Sale of Common Stock	(27)	11/15/2018
Sale of Common Stock	(33)	11/15/2018
Sale of Common Stock	(15)	11/15/2018
Sale of Common Stock	(119)	11/15/2018
Sale of Common Stock	(79)	11/15/2018
Sale of Common Stock	(17)	11/15/2018
Sale of Common Stock	(119)	11/15/2018
Sale of Common Stock	(21)	11/15/2018
Sale of Common Stock	(26)	11/15/2018
Sale of Common Stock	(26)	11/15/2018
Sale of Common Stock	(12)	11/15/2018
Sale of Common Stock	(347)	11/15/2018
Sale of Common Stock	(96)	11/15/2018
Sale of Common Stock	(18)	11/15/2018
Sale of Common Stock	(21)	11/15/2018
Sale of Common Stock	(16)	11/15/2018
Sale of Common Stock	(23)	11/15/2018
Sale of Common Stock	(37)	11/15/2018
Sale of Common Stock	(29)	11/15/2018
Sale of Common Stock	(2.816)	11/15/2018
Sale of Common Stock	(6.184)	11/15/2018
Sale of Common Stock	(108)	11/15/2018
Sale of Common Stock	(214)	11/15/2018
Sale of Common Stock	(828)	11/15/2018
Sale of Common Stock	(183)	11/15/2018
Sale of Common Stock	(17)	11/15/2018

I-11

Sale of Common Stock	(262)	11/15/2018
Sale of Common Stock	(4,560)	11/15/2018
Sale of Common Stock	(80)	11/20/2018
Sale of Common Stock	(66)	11/20/2018
Sale of Common Stock	(210)	11/20/2018
Sale of Common Stock	(287)	11/20/2018
Sale of Common Stock	(144)	11/20/2018
Sale of Common Stock	(117)	11/20/2018
Sale of Common Stock	(205)	11/20/2018
Sale of Common Stock	(224)	11/20/2018
Sale of Common Stock	(559)	11/20/2018
Sale of Common Stock	(655)	11/20/2018
Sale of Common Stock	(577)	11/20/2018
Sale of Common Stock	(143)	11/20/2018
Sale of Common Stock	(552)	11/20/2018
Sale of Common Stock	(133)	11/20/2018
Sale of Common Stock	(175)	11/20/2018
Sale of Common Stock	(2,703)	11/20/2018
Sale of Common Stock	(1,646)	11/20/2018
Sale of Common Stock	(216)	11/21/2018
Sale of Common Stock	(65)	11/21/2018
Sale of Common Stock	(128)	11/21/2018
Sale of Common Stock	(64)	11/21/2018
Sale of Common Stock	(51)	11/21/2018
Sale of Common Stock	(91)	11/21/2018
Sale of Common Stock	(100)	11/21/2018
Sale of Common Stock	(539)	11/21/2018
Sale of Common Stock	(256)	11/21/2018
Sale of Common Stock	(53)	11/21/2018
Sale of Common Stock	(21)	11/21/2018
Sale of Common Stock	(23)	11/21/2018
Sale of Common Stock	(30)	11/21/2018
Sale of Common Stock	(20)	11/21/2018
Sale of Common Stock	(36)	11/21/2018
Sale of Common Stock	(45)	11/21/2018
Sale of Common Stock	(18)	11/21/2018
Sale of Common Stock	(14)	11/21/2018
Sale of Common Stock	(168)	11/21/2018
Sale of Common Stock	(15)	11/21/2018
Sale of Common Stock	(15)	11/21/2018
Sale of Common Stock	(25)	11/21/2018
Sale of Common Stock	(3)	11/21/2018

I-12

Sale of Common Stock	(40)	11/21/2018
Sale of Common Stock	(63)	11/21/2018
Sale of Common Stock	(245)	11/21/2018
Sale of Common Stock	(36)	11/21/2018
Sale of Common Stock	(22)	11/21/2018
Sale of Common Stock	(78)	11/21/2018
Sale of Common Stock	(1,186)	11/21/2018
Sale of Common Stock	(1,003)	11/26/2018
Sale of Common Stock	(29)	11/26/2018
Sale of Common Stock	(219)	11/26/2018
Sale of Common Stock	(54)	11/26/2018
Sale of Common Stock	(317)	11/26/2018
Sale of Common Stock	(275)	11/26/2018
Sale of Common Stock	(297)	11/26/2018
Sale of Common Stock	(240)	11/26/2018
Sale of Common Stock	(423)	11/26/2018
Sale of Common Stock	(393)	11/26/2018
Sale of Common Stock	(67.999)	11/26/2018
Sale of Common Stock	(2,505)	11/26/2018
Sale of Common Stock	(1,180)	11/26/2018
Sale of Common Stock	(9)	11/26/2018
Sale of Common Stock	(154)	11/26/2018
Sale of Common Stock	(93)	11/26/2018
Sale of Common Stock	(101)	11/26/2018
Sale of Common Stock	(107)	11/26/2018
Sale of Common Stock	(238)	11/26/2018
Sale of Common Stock	(171)	11/26/2018
Sale of Common Stock	(74)	11/26/2018
Sale of Common Stock	(136)	11/26/2018
Sale of Common Stock	(84)	11/26/2018
Sale of Common Stock	(67)	11/26/2018
Sale of Common Stock	(779)	11/26/2018
Sale of Common Stock	(71)	11/26/2018
Sale of Common Stock	(71)	11/26/2018
Sale of Common Stock	(117)	11/26/2018
Sale of Common Stock	(2.905)	11/26/2018
Sale of Common Stock	(14.095)	11/26/2018
Sale of Common Stock	(190)	11/26/2018
Sale of Common Stock	(292)	11/26/2018
Sale of Common Stock	(1,139)	11/26/2018
Sale of Common Stock	(274)	11/26/2018
Sale of Common Stock	(360)	11/26/2018

I-13

Sale of Common Stock	(954)	11/26/2018
Sale of Common Stock	(1,011)	11/26/2018
Sale of Common Stock	(3,556)	11/26/2018
Sale of Common Stock	(521)	11/27/2018
Sale of Common Stock	(4,102)	11/27/2018
Sale of Common Stock	(156)	11/27/2018
Sale of Common Stock	(307)	11/27/2018
Sale of Common Stock	(154)	11/27/2018
Sale of Common Stock	(126)	11/27/2018
Sale of Common Stock	(220)	11/27/2018
Sale of Common Stock	(167)	11/27/2018
Sale of Common Stock	(71.999)	11/27/2018
Sale of Common Stock	(1,304)	11/27/2018
Sale of Common Stock	(446)	11/27/2018
Sale of Common Stock	(172)	11/27/2018
Sale of Common Stock	(11)	11/27/2018
Sale of Common Stock	(118)	11/27/2018
Sale of Common Stock	(13)	11/27/2018
Sale of Common Stock	(27)	11/27/2018
Sale of Common Stock	(53)	11/27/2018
Sale of Common Stock	(56)	11/27/2018
Sale of Common Stock	(63)	11/27/2018
Sale of Common Stock	(61)	11/27/2018
Sale of Common Stock	(90)	11/27/2018
Sale of Common Stock	(110)	11/27/2018
Sale of Common Stock	(44)	11/27/2018
Sale of Common Stock	(36)	11/27/2018
Sale of Common Stock	(405)	11/27/2018
Sale of Common Stock	(37)	11/27/2018
Sale of Common Stock	(37)	11/27/2018
Sale of Common Stock	(61)	11/27/2018
Sale of Common Stock	(10)	11/27/2018
Sale of Common Stock	(109.742)	11/27/2018
Sale of Common Stock	(93.258)	11/27/2018
Sale of Common Stock	(457)	11/27/2018
Sale of Common Stock	(100)	11/27/2018
Sale of Common Stock	(153)	11/27/2018
Sale of Common Stock	(592)	11/27/2018
Sale of Common Stock	(144)	11/27/2018
Sale of Common Stock	(186)	11/27/2018
Sale of Common Stock	(2,874)	11/27/2018
Sale of Common Stock	(23)	11/27/2018

I-14

Sale of Common Stock	(67)	11/27/2018
Sale of Common Stock	(80)	11/28/2018
Sale of Common Stock	(4,328)	11/28/2018
Sale of Common Stock	(1,556)	12/04/2018
Sale of Common Stock	(484)	12/04/2018
Sale of Common Stock	(1,321)	12/06/2018
Sale of Common Stock	(410)	12/06/2018
Purchase of Common Stock	2,190	12/07/2018
Sale of Common Stock	(2,358)	12/07/2018
Sale of Common Stock	(733)	12/07/2018
Sale of Common Stock	(6,335)	12/10/2018
Sale of Common Stock	(1,973)	12/10/2018
Sale of Common Stock	(50.083)	12/10/2018
Sale of Common Stock	(65.626)	12/10/2018
Sale of Common Stock	(136.291)	12/10/2018
Sale of Common Stock	(130)	12/10/2018
Sale of Common Stock	(160)	12/10/2018
Sale of Common Stock	(190)	12/10/2018
Sale of Common Stock	(270)	12/10/2018
Sale of Common Stock	(106.561)	12/10/2018
Sale of Common Stock	(43.175)	12/10/2018
Sale of Common Stock	(10.264)	12/10/2018
Sale of Common Stock	(22.451)	12/10/2018
Sale of Common Stock	(17.549)	12/10/2018
Sale of Common Stock	(180)	12/10/2018
Sale of Common Stock	(80)	12/10/2018
Sale of Common Stock	(60)	12/10/2018
Sale of Common Stock	(10,867)	12/11/2018
Sale of Common Stock	(3,513)	12/11/2018
Purchase of Common Stock	2,025	12/14/2018
Sale of Common Stock	(3,742)	12/14/2018
Sale of Common Stock	(3,530)	12/14/2018
Sale of Common Stock	(9,478)	12/14/2018
Sale of Common Stock	(171)	12/14/2018
Sale of Common Stock	(410)	12/14/2018
Sale of Common Stock	(380)	12/14/2018
Sale of Common Stock	(475)	12/21/2018
Sale of Common Stock	(1,197)	12/21/2018
Sale of Common Stock	(2,037)	12/21/2018
Sale of Common Stock	(3,224)	12/21/2018
Sale of Common Stock	(109)	12/21/2018
Sale of Common Stock	(61)	12/21/2018

I-15

Sale of Common Stock	(58)	12/21/2018
Sale of Common Stock	(470)	12/21/2018
Sale of Common Stock	(228)	12/21/2018
Sale of Common Stock	(182)	12/21/2018
Sale of Common Stock	(332)	12/21/2018
Sale of Common Stock	(187)	12/21/2018
Sale of Common Stock	(103)	12/21/2018
Sale of Common Stock	(66)	12/21/2018
Sale of Common Stock	(1,400)	12/21/2018
Sale of Common Stock	(527)	12/21/2018
Sale of Common Stock	(490)	12/21/2018
Sale of Common Stock	(270)	12/21/2018
Sale of Common Stock	(135)	12/21/2018
Sale of Common Stock	(103)	12/21/2018
Sale of Common Stock	(49)	12/21/2018
Sale of Common Stock	(108)	12/21/2018
Sale of Common Stock	(79)	12/21/2018
Sale of Common Stock	(98)	12/21/2018
Sale of Common Stock	(44)	12/21/2018
Sale of Common Stock	(34)	12/21/2018
Sale of Common Stock	(336)	12/21/2018
Sale of Common Stock	(34)	12/21/2018
Sale of Common Stock	(34)	12/21/2018
Sale of Common Stock	(54)	12/21/2018
Sale of Common Stock	(6.991)	12/21/2018
Sale of Common Stock	(7.009)	12/21/2018
Sale of Common Stock	(93)	12/21/2018
Sale of Common Stock	(223)	12/21/2018
Sale of Common Stock	(207)	12/21/2018
Sale of Common Stock	(447)	12/21/2018
Sale of Common Stock	(211)	12/21/2018
Sale of Common Stock	(367)	12/21/2018
Sale of Common Stock	(49)	12/21/2018
Sale of Common Stock	(272)	12/21/2018
Sale of Common Stock	(773)	12/21/2018
Sale of Common Stock	(3,000)	12/21/2018
Sale of Common Stock	(1,010)	12/21/2018
Sale of Common Stock	(13)	12/24/2018
Sale of Common Stock	(7)	12/24/2018
Sale of Common Stock	(210)	12/24/2018
Sale of Common Stock	(30)	12/24/2018
Sale of Common Stock	(3,465)	12/31/2018

I-16

Sale of Common Stock	(2,230)	12/31/2018
Sale of Common Stock	(381)	01/18/2019
Sale of Common Stock	(5,233)	01/18/2019
Sale of Common Stock	(86)	01/18/2019
Sale of Common Stock	(1,307)	01/18/2019
Sale of Common Stock	(4,647)	01/22/2019
Sale of Common Stock	(1,153)	01/22/2019
Sale of Common Stock	(8,778)	01/23/2019
Sale of Common Stock	(168)	01/23/2019
Sale of Common Stock	(2,011)	01/23/2019
Sale of Common Stock	(10,691)	01/24/2019
Sale of Common Stock	(206)	01/24/2019
Sale of Common Stock	(2,449)	01/24/2019
Sale of Common Stock	(45)	01/24/2019
Sale of Common Stock	(85)	01/24/2019
Sale of Common Stock	(42.187)	01/24/2019
Sale of Common Stock	(32.813)	01/24/2019
Sale of Common Stock	(15)	01/24/2019
Sale of Common Stock	(210)	01/24/2019
Sale of Common Stock	(110)	01/24/2019
Sale of Common Stock	(60)	01/24/2019
Sale of Common Stock	(280)	02/07/2019
Sale of Common Stock	(8,450)	02/07/2019
Sale of Common Stock	(100)	02/07/2019
Sale of Common Stock	(220)	02/07/2019
Sale of Common Stock	(140)	02/07/2019
Sale of Common Stock	(320)	02/07/2019
Sale of Common Stock	(150)	02/07/2019
Sale of Common Stock	(243)	02/07/2019
Sale of Common Stock	(847)	02/07/2019
Sale of Common Stock	(5,340)	02/07/2019
Sale of Common Stock	(410)	02/07/2019
Sale of Common Stock	(75)	02/07/2019
Sale of Common Stock	(25)	02/07/2019
Sale of Common Stock	(60)	02/07/2019
Sale of Common Stock	(160)	02/07/2019
Sale of Common Stock	(80)	02/07/2019
Sale of Common Stock	(50)	02/07/2019
Sale of Common Stock	(400)	02/07/2019
Sale of Common Stock	(490)	02/07/2019
Sale of Common Stock	(151)	02/07/2019
Sale of Common Stock	(309)	02/07/2019

I-17

Sale of Common Stock	(120)	02/07/2019
Sale of Common Stock	(2,010)	02/07/2019
Purchase of Common Stock	2,740	02/22/2019
Sale of Common Stock	(1,142)	03/20/2019
Sale of Common Stock	(1,790)	03/20/2019
Sale of Common Stock	(660)	03/20/2019
Sale of Common Stock	(360)	03/20/2019

Ancora/Thelen Small-Mid Cap Fund1

Sale of Common Stock	(3,464.061)	06/15/2017
Sale of Common Stock	(2,448.886)	06/15/2017
Sale of Common Stock	(1,331.517)	06/15/2017
Sale of Common Stock	(2,987.710)	06/15/2017
Sale of Common Stock	(1,518.896)	06/15/2017
Sale of Common Stock	(190.833)	06/15/2017
Sale of Common Stock	(793.902)	06/15/2017
Sale of Common Stock	(1,973.961)	06/15/2017
Sale of Common Stock	(1,953.237)	06/15/2017
Sale of Common Stock	(1,122.377)	06/15/2017
Sale of Common Stock	(638.990)	06/15/2017
Sale of Common Stock	(1,493.321)	06/15/2017
Sale of Common Stock	(432.308)	06/15/2017
Purchase of Common Stock	4,323	09/12/2017
Purchase of Common Stock	4,725	11/30/2017
Purchase of Common Stock	2,595	12/01/2017
Purchase of Common Stock	28,730	12/04/2017
Purchase of Common Stock	14,780	01/18/2018
Sale of Common Stock	(2,912)	11/09/2018
Sale of Common Stock	(462)	11/12/2018
Sale of Common Stock	(1,033)	11/12/2018
Sale of Common Stock	(1,769)	11/13/2018
Sale of Common Stock	(822)	11/14/2018
Sale of Common Stock	(200)	11/14/2018
Sale of Common Stock	(400)	11/14/2018
Sale of Common Stock	(2,600)	11/15/2018
Sale of Common Stock	(1,734)	11/20/2018
Sale of Common Stock	(769)	11/21/2018
Sale of Common Stock	(968)	11/26/2018
Sale of Common Stock	(875)	11/26/2018
Sale of Common Stock	(1,734)	11/26/2018
Sale of Common Stock	(1,862)	11/27/2018

I-18

Sale of Common Stock	(4,725)	12/21/2018
Sale of Common Stock	(2,595)	12/21/2018
Sale of Common Stock	(275)	12/21/2018
Sale of Common Stock	(2,530)	12/27/2018

Ancora Catalyst Fund, LP1

Purchase of Common Stock	6,796	01/18/2018
Purchase of Common Stock	193,873	01/18/2018
Purchase of Common Stock	404	01/18/2018
Purchase of Common Stock	11,501	01/18/2018
Purchase of Common Stock	1,347	02/01/2018
Purchase of Common Stock	79	02/01/2018
Purchase of Common Stock	4,914	02/06/2018
Purchase of Common Stock	286	02/06/2018
Purchase of Common Stock	4,582	02/13/2018
Purchase of Common Stock	267	02/13/2018
Purchase of Common Stock	6,497	02/15/2018
Purchase of Common Stock	379	02/15/2018
Purchase of Common Stock	4,525	02/20/2018
Purchase of Common Stock	475	02/20/2018
Sale of Common Stock	(1,347)	03/12/2018
Sale of Common Stock	(6,796)	03/12/2018
Sale of Common Stock	(3,938)	03/12/2018
Sale of Common Stock	(79)	03/12/2018
Sale of Common Stock	(404)	03/12/2018
Sale of Common Stock	(247)	03/12/2018
Sale of Common Stock	(255)	03/13/2018
Sale of Common Stock	(15)	03/13/2018
Sale of Common Stock	(12,357)	03/14/2018
Sale of Common Stock	(743)	03/14/2018
Sale of Common Stock	(28,297)	03/15/2018
Sale of Common Stock	(1,703)	03/15/2018
Sale of Common Stock	(9,022)	03/16/2018
Sale of Common Stock	(566)	03/16/2018
Sale of Common Stock	(16,939)	03/20/2018
Sale of Common Stock	(1,017)	03/20/2018
Sale of Common Stock	(1,265)	03/22/2018
Sale of Common Stock	(77)	03/22/2018
Sale of Common Stock	(29,438)	03/26/2018
Sale of Common Stock	(1,770)	03/26/2018
Sale of Common Stock	(4,705)	03/27/2018
Sale of Common Stock	(295)	03/27/2018

I-19

Sale of Common Stock	(5,664)	04/09/2018
Sale of Common Stock	(336)	04/09/2018
Sale of Common Stock	(4,720)	04/10/2018
Sale of Common Stock	(14,160)	04/10/2018
Sale of Common Stock	(280)	04/10/2018
Sale of Common Stock	(840)	04/10/2018
Sale of Common Stock	(536)	04/11/2018
Sale of Common Stock	(32)	04/11/2018
Sale of Common Stock	(9,440)	04/12/2018
Sale of Common Stock	(560)	04/12/2018
Sale of Common Stock	(2,454)	04/16/2018
Sale of Common Stock	(4,720)	04/16/2018
Sale of Common Stock	(146)	04/16/2018
Sale of Common Stock	(280)	04/16/2018
Sale of Common Stock	(19,824)	04/17/2018
Sale of Common Stock	(1,176)	04/17/2018
Sale of Common Stock	(7,822)	04/18/2018
Sale of Common Stock	(18,317)	04/18/2018
Sale of Common Stock	(563)	04/18/2018
Sale of Common Stock	(465)	04/18/2018
Sale of Common Stock	(953)	04/18/2018
Sale of Common Stock	(167)	04/18/2018
Sale of Common Stock	(2,596)	04/19/2018
Sale of Common Stock	(3,338)	04/19/2018
Sale of Common Stock	(1,854)	04/19/2018
Sale of Common Stock	(119)	04/19/2018
Sale of Common Stock	(35)	04/19/2018
Sale of Common Stock	(308)	04/19/2018
Sale of Common Stock	(3,060)	04/20/2018
Sale of Common Stock	(1,093)	04/20/2018
Sale of Common Stock	(36)	04/20/2018
Sale of Common Stock	(211)	04/20/2018
Sale of Common Stock	(1,416)	04/25/2018
Sale of Common Stock	(56)	04/25/2018
Sale of Common Stock	(28)	04/25/2018
Sale of Common Stock	(1,038)	04/26/2018
Sale of Common Stock	(62)	04/26/2018
Sale of Common Stock	(862)	04/27/2018
Sale of Common Stock	(52)	04/27/2018
Sale of Common Stock	(173)	04/30/2018
Sale of Common Stock	(4,525)	04/30/2018
Sale of Common Stock	(333)	04/30/2018

I-20

Purchase of Common Stock	1,178	07/27/2018
Purchase of Common Stock	65	07/27/2018
Purchase of Common Stock	1,695	07/30/2018
Purchase of Common Stock	93	07/30/2018
Purchase of Common Stock	2,370	07/31/2018
Purchase of Common Stock	130	07/31/2018
Purchase of Common Stock	6,624	08/01/2018
Purchase of Common Stock	364	08/01/2018
Purchase of Common Stock	1,138	08/07/2018
Purchase of Common Stock	63	08/07/2018
Purchase of Common Stock	220	08/08/2018
Purchase of Common Stock	15	08/08/2018
Purchase of Common Stock	7,105	08/17/2018
Purchase of Common Stock	454	08/17/2018
Purchase of Common Stock	94,800	08/21/2018
Purchase of Common Stock	5,200	08/21/2018
Purchase of Common Stock	34,713	08/23/2018
Purchase of Common Stock	1,981	08/23/2018
Sale of Common Stock	(273)	09/14/2018
Sale of Common Stock	(15)	09/14/2018
Sale of Common Stock	(3)	09/14/2018
Purchase of Common Stock	1,224	09/24/2018
Sale of Common Stock	(1,446)	11/02/2018
Sale of Common Stock	(95)	11/02/2018
Sale of Common Stock	(1,504)	11/06/2018
Sale of Common Stock	(96)	11/06/2018
Purchase of Common Stock	3,736	11/14/2018
Purchase of Common Stock	264	11/14/2018
Purchase of Common Stock	14,010	11/16/2018
Purchase of Common Stock	990	11/16/2018
Purchase of Common Stock	37,400	11/26/2018
Purchase of Common Stock	2,600	11/26/2018
Purchase of Common Stock	4,675	11/27/2018
Purchase of Common Stock	325	11/27/2018
Purchase of Common Stock	935	11/28/2018
Purchase of Common Stock	65	11/28/2018
Purchase of Common Stock	10,285	11/30/2018
Purchase of Common Stock	715	11/30/2018
Sale of Common Stock	(91,577)	12/13/2018
Sale of Common Stock	(1,033)	12/13/2018

I-21

Sale of Common Stock	(5,197)	12/13/2018
Purchase of Common Stock	14,700	01/30/2019
Purchase of Common Stock	1,107	01/30/2019
Purchase of Common Stock	40,492	01/31/2019
Purchase of Common Stock	3,048	01/31/2019
Purchase of Common Stock	5,013	02/01/2019
Purchase of Common Stock	378	02/01/2019
Purchase of Common Stock	33,651	02/05/2019
Purchase of Common Stock	2,533	02/05/2019
Purchase of Common Stock	1,381	02/06/2019
Purchase of Common Stock	104	02/06/2019
Purchase of Common Stock	372	02/08/2019
Purchase of Common Stock	28	02/08/2019
Purchase of Common Stock	8,527	03/20/2019
Purchase of Common Stock	642	03/20/2019
Purchase of Common Stock	1,023	03/21/2019
Purchase of Common Stock	77	03/21/2019
Purchase of Common Stock	465	03/25/2019
Purchase of Common Stock	36	03/25/2019
Purchase of Common Stock	3,874	03/27/2019
Purchase of Common Stock	3,874	03/27/2019
Purchase of Common Stock	292	03/27/2019
Purchase of Common Stock	292	03/27/2019
Purchase of Common Stock	2,296	03/28/2019
Purchase of Common Stock	2,296	03/28/2019
Purchase of Common Stock	160	03/28/2019
Purchase of Common Stock	160	03/28/2019
Purchase of Common Stock	11,510	03/29/2019
Purchase of Common Stock	11,510	03/29/2019
Purchase of Common Stock	867	03/29/2019
Purchase of Common Stock	867	03/29/2019
Purchase of Common Stock	1,116	04/01/2019
Purchase of Common Stock	1,116	04/01/2019
Purchase of Common Stock	84	04/01/2019
Purchase of Common Stock	84	04/01/2019
Purchase of Common Stock	4,565	04/02/2019
Purchase of Common Stock	4,565	04/02/2019
Purchase of Common Stock	344	04/02/2019
Purchase of Common Stock	344	04/02/2019
Purchase of Common Stock	7,203	04/03/2019
Purchase of Common Stock	7,203	04/03/2019
Purchase of Common Stock	543	04/03/2019
Purchase of Common Stock	543	04/03/2019
Purchase of Common Stock	13,369	05/10/2019
Purchase of Common Stock	1,007	05/10/2019

Merlin Partners Institutional, LP1

Purchase of Common Stock	41,659	01/18/2018
Purchase of Common Stock	186,480	01/18/2018
Purchase of Common Stock	4,221	01/18/2018
Purchase of Common Stock	18,894	01/18/2018
Purchase of Common Stock	11,932	01/24/2018
Purchase of Common Stock	1,209	01/24/2018
Purchase of Common Stock	3,380	01/25/2018
Purchase of Common Stock	342	01/25/2018
Sale of Common Stock	(272)	02/02/2018
Sale of Common Stock	(28)	02/02/2018
Purchase of Common Stock	91	02/07/2018
Purchase of Common Stock	9	02/07/2018
Purchase of Common Stock	2,341	02/09/2018
Purchase of Common Stock	237	02/09/2018
Purchase of Common Stock	2,724	02/12/2018
Purchase of Common Stock	276	02/12/2018
Sale of Common Stock	(91)	02/26/2018
Sale of Common Stock	(817)	02/26/2018
Sale of Common Stock	(9)	02/26/2018
Sale of Common Stock	(83)	02/26/2018
Sale of Common Stock	(272)	02/27/2018
Sale of Common Stock	(28)	02/27/2018
Sale of Common Stock	(2,019)	03/12/2018
Sale of Common Stock	(11,992)	03/12/2018
Sale of Common Stock	(203)	03/12/2018
Sale of Common Stock	(1,217)	03/12/2018
Sale of Common Stock	(16,974)	03/13/2018
Sale of Common Stock	(1,720)	03/13/2018
Sale of Common Stock	(10,079)	03/14/2018
Sale of Common Stock	(1,021)	03/14/2018
Sale of Common Stock	(27,240)	03/15/2018
Sale of Common Stock	(2,724)	03/15/2018
Sale of Common Stock	(2,760)	03/15/2018
Sale of Common Stock	(276)	03/15/2018
Sale of Common Stock	(3,538)	03/16/2018
Sale of Common Stock	(354)	03/16/2018

I-22

Sale of Common Stock	(43,062)	03/19/2018
Sale of Common Stock	(4,364)	03/19/2018
Sale of Common Stock	(4,119)	03/21/2018
Sale of Common Stock	(417)	03/21/2018
Sale of Common Stock	(1,180)	03/22/2018
Sale of Common Stock	(120)	03/22/2018
Sale of Common Stock	(1,478)	03/23/2018
Sale of Common Stock	(150)	03/23/2018
Sale of Common Stock	(7,536)	03/26/2018
Sale of Common Stock	(764)	03/26/2018
Sale of Common Stock	(5,045)	03/27/2018
Sale of Common Stock	(511)	03/27/2018
Sale of Common Stock	(1,816)	03/28/2018
Sale of Common Stock	(184)	03/28/2018
Sale of Common Stock	(4,903)	04/05/2018
Sale of Common Stock	(497)	04/05/2018
Sale of Common Stock	(1,481)	04/06/2018
Sale of Common Stock	(150)	04/06/2018
Sale of Common Stock	(2,502)	04/09/2018
Sale of Common Stock	(253)	04/09/2018
Sale of Common Stock	(13,620)	04/10/2018
Sale of Common Stock	(2,590)	04/10/2018
Sale of Common Stock	(1,380)	04/10/2018
Sale of Common Stock	(262)	04/10/2018
Sale of Common Stock	(9,084)	04/12/2018
Sale of Common Stock	(1,777)	04/12/2018
Sale of Common Stock	(916)	04/12/2018
Sale of Common Stock	(217)	04/12/2018
Sale of Common Stock	(8,251)	04/13/2018
Sale of Common Stock	(832)	04/13/2018
Sale of Common Stock	(4,542)	04/16/2018
Sale of Common Stock	(458)	04/16/2018
Sale of Common Stock	(947)	04/17/2018
Sale of Common Stock	(5,399)	04/17/2018
Sale of Common Stock	(6,533)	04/17/2018
Sale of Common Stock	(12,604)	04/17/2018
Sale of Common Stock	(71)	04/17/2018
Sale of Common Stock	(564)	04/17/2018
Sale of Common Stock	(645)	04/17/2018
Sale of Common Stock	(1,318)	04/17/2018
Sale of Common Stock	(18,180)	04/18/2018
Sale of Common Stock	(1,820)	04/18/2018

I-23

Sale of Common Stock	(2,045)	04/19/2018
Sale of Common Stock	(4,086)	04/19/2018
Sale of Common Stock	(205)	04/19/2018
Sale of Common Stock	(414)	04/19/2018
Sale of Common Stock	(3,240)	04/20/2018
Sale of Common Stock	(360)	04/20/2018
Sale of Common Stock	(1,371)	04/24/2018
Sale of Common Stock	(104)	04/24/2018
Sale of Common Stock	(25)	04/24/2018
Sale of Common Stock	(133)	04/25/2018
Sale of Common Stock	(1,238)	04/25/2018
Sale of Common Stock	(129)	04/25/2018
Sale of Common Stock	(990)	04/26/2018
Sale of Common Stock	(110)	04/26/2018
Sale of Common Stock	(496)	04/27/2018
Sale of Common Stock	(502)	04/27/2018
Sale of Common Stock	(1,839)	04/27/2018
Sale of Common Stock	(12)	04/27/2018
Sale of Common Stock	(76)	04/27/2018
Sale of Common Stock	(161)	04/27/2018
Purchase of Common Stock	1,125	07/27/2018
Purchase of Common Stock	118	07/27/2018
Purchase of Common Stock	1,619	07/30/2018
Purchase of Common Stock	170	07/30/2018
Purchase of Common Stock	2,262	07/31/2018
Purchase of Common Stock	238	07/31/2018
Purchase of Common Stock	6,332	08/01/2018
Purchase of Common Stock	657	08/01/2018
Purchase of Common Stock	1,087	08/07/2018
Purchase of Common Stock	114	08/07/2018
Purchase of Common Stock	212	08/08/2018
Purchase of Common Stock	23	08/08/2018
Purchase of Common Stock	6,833	08/17/2018
Purchase of Common Stock	726	08/17/2018
Purchase of Common Stock	90,400	08/21/2018
Purchase of Common Stock	9,600	08/21/2018
Purchase of Common Stock	33,172	08/23/2018
Purchase of Common Stock	3,522	08/23/2018
Sale of Common Stock	(2,360)	09/17/2018
Sale of Common Stock	(250)	09/17/2018
Sale of Common Stock	(5,988)	09/19/2018
Sale of Common Stock	(635)	09/19/2018

I-24

Sale of Common Stock	(4,521)	09/20/2018
Sale of Common Stock	(479)	09/20/2018
Sale of Common Stock	(3,436)	09/21/2018
Sale of Common Stock	(364)	09/21/2018
Sale of Common Stock	(650)	09/24/2018
Sale of Common Stock	(69)	09/24/2018
Sale of Common Stock	(140)	09/25/2018
Sale of Common Stock	(15)	09/25/2018
Purchase of Common Stock	13,425	11/12/2018
Purchase of Common Stock	1,575	11/12/2018
Purchase of Common Stock	4,565	11/13/2018
Purchase of Common Stock	536	11/13/2018
Purchase of Common Stock	15,627	11/15/2018
Purchase of Common Stock	1,679	11/15/2018
Purchase of Common Stock	3,401	11/28/2018
Purchase of Common Stock	399	11/28/2018
Purchase of Common Stock	87,537	12/13/2018
Purchase of Common Stock	10,270	12/13/2018
Purchase of Common Stock	10,250	12/24/2018
Purchase of Common Stock	1,202	12/24/2018
Purchase of Common Stock	40,047	12/27/2018
Purchase of Common Stock	4,698	12/27/2018
Purchase of Common Stock	26,850	01/29/2019
Purchase of Common Stock	3,150	01/29/2019
Purchase of Common Stock	8,206	03/20/2019
Purchase of Common Stock	963	03/20/2019
Purchase of Common Stock	448	03/25/2019
Purchase of Common Stock	52	03/25/2019
Purchase of Common Stock	8,852	05/10/2019
Purchase of Common Stock	997	05/10/2019

_____________________________

1 The registered investment advisor of which is Ancora

I-25

SCHEDULE II

The following table is reprinted from the definitive proxy statement filed by J. Alexander’s Holdings, Inc. with the Securities and Exchange Commission on May 10, 2019

Name and Address of Beneficial Owner	Amount of Common Stock Beneficially Owned (1)		Percentage of Stock Common Outstanding
Ancora Advisors, LLC 6060 Parkland Blvd., Suite 200 Cleveland, OH 44124	1,266,490	(2)	8.62%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	1,390,914	(3)	9.47%
Marathon Partners Equity Management, LLC 60 East 42nd Street, Suite 2306 New York, NY 10165	975,000	(4)	6.63%
Newport Global Opportunities Fund I-A LP 21 Waterway Avenue, Suite 150 The Woodlands, TX 77380	1,657,991	(5)	11.26%
River Road Asset Management, LLC 462 South Fourth Street, Suite 2000 Louisville, KY 40202	929,551	(6)	6.33%
Douglas K. Ammerman**	37,754	(7)	*
Timothy T. Janszen**	1,657,991	(5)	11.26%
Ronald B. Maggard, Sr.**	71,177	(8)	*
Frank R. Martire**	130,000	(9)	*
Raymond R. Quirk**	122,798	(10)	*
Lonnie J. Stout II****	239,905	(11)	1.61%
Mark A. Parkey***	123,837	(12)	*
J. Michael Moore***	89,225	(13)	*
All directors and executive officers as a group	2,522,732	(14)	16.54%

*	Less than one percent.
**	Director.
***	Named executive officer.
****	Director and named executive officer.
(1)	Unless otherwise indicated, each shareholder has sole voting and dispositive power with respect to all shares shown. Unless otherwise noted, the address of each beneficial owner is c/o J. Alexander’s Holdings, Inc., 3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, TN 37202.
(2)	Ancora Advisors, LLC (“Ancora”) has sole voting power with respect to all 1,266,490 shares and sole dispositive power with respect to 1,261,810 shares. Information is based solely on the Schedule 13D/A filed with the Commission by Ancora on April 17, 2019.
II-1

(3)	BlackRock, Inc. (“BlackRock”) has sole voting power with respect to 1,290,031 of these shares and sole dispositive power with respect to all 1,390,914 shares. Information is based solely on the Schedule 13G/A filed with the Commission by BlackRock on February 6, 2019.
(4)	Marathon Partners Equity Management, LLC (“Marathon”) has shared voting power and shared dispositive power with respect to all 975,000 shares. Mario Cibelli is the Managing Partner of Marathon. As a result, Mr. Cibelli may be deemed to own beneficially, and holds voting and dispositive power with respect to, all 975,000 shares. Mr. Cibelli’s address is c/o Marathon Partners Equity Management, LLC, One Grand Central Place, 60 East 42nd Street, Suite 2306, New York, NY 10165. Marathon’s address is the same. Information is based solely on the Schedule 13D/A filed with the Commission by Marathon and Mario Cibelli on April 10, 2019.
(5)	Newport Global Opportunities Fund I-A LP (“Newport Fund”) has shared voting and dispositive power with respect to all 1,627,991 shares. Timothy T. Janszen is the Chief Executive Officer of Newport Global Advisors LLC, which is the general partner of Newport Global Advisors LP, the investment advisor to Newport Fund. As a result, Mr. Janszen may be deemed to own beneficially, and holds voting and dispositive power with respect to, all 1,627,991 shares. Mr. Janszen’s address is c/o Newport Global Advisors LP, 21 Waterway Avenue, Suite 150, The Woodlands, TX 77380. Includes 30,000 shares issuable upon the exercise of certain options held by Mr. Janszen. As a result of agreements between Mr. Janszen and Newport Fund, Newport Fund may be deemed to have beneficial ownership over these options, received by Mr. Janszen as compensation for service on our Board of Directors.
(6)	River Road Asset Management, LLC (“River Road”) has sole voting power with respect to 859,568 of these shares and sole dispositive power with respect to all 929,551 shares. Information is based solely on the Schedule 13G/A filed with the Commission by River Road on February 6, 2019.
(7)	Includes 30,000 shares issuable upon the exercise of certain options held by Mr. Ammerman.
(8)	Includes 30,000 shares issuable upon the exercise of certain options held by Mr. Maggard and 41,177 shares of Common Stock held by the Ronald B. Maggard Revocable Trust.
(9)	Includes 30,000 shares issuable upon the exercise of certain options held by Mr. Martire and 100,000 shares of Common Stock held by a family trust of which Mr. Martire and his spouse are co-trustees.
(10)	Includes 30,000 shares issuable upon the exercise of certain options held by Mr. Quirk, 84,737 shares of Common Stock held by Quirk 2002 Trust, 2,716 shares of Common Stock held by the Raymond Quirk 2004 Trust, and 27 shares held by Fidelity National Financial Inc.’s 401(k) plan that are attributable to Mr. Quirk.
(11)	Includes 187,500 shares issuable upon the exercise of certain options held by Mr. Stout.
(12)	Includes 86,250 shares issuable upon the exercise of certain options held by Mr. Parkey.
(13)	Includes 86,250 shares issuable upon the exercise of certain options held by Mr. Moore.
(14)	Includes 554,750 shares issuable upon the exercise of certain options held by the directors and executive officers.

II-2

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Ancora your proxy to WITHHOLD votes from the election of Timothy J. Janszen and Ronald B. Maggard, Sr. and in accordance with Ancora’s recommendations on the other proposals on the agenda for the Annual Meeting by taking three steps:

•	SIGNING the enclosed GOLD proxy card;
•	DATING the enclosed GOLD proxy card; and
•	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the address set forth below.

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of Ancora’s proxy materials,

please contact:

Shareholders call toll-free at (888) 368-0379

Email: info@saratogaproxy.com

GOLD PROXY CARD

J. ALEXANDER’S HOLDINGS, INC.

2019 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF ANCORA ADVISORS, LLC

THE BOARD OF DIRECTORS OF J. Alexander’s holdings, Inc.
IS NOT SOLICITING THIS PROXY

P    R    O    X    Y

The undersigned appoints Joseph Boehm and James Chadwick, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of J. Alexander’s Holdings, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2019 Annual Meeting of Shareholders of the Company scheduled to be held on Thursday, June 20, 2019 at 9:30 a.m., central time, at Redlands Grill, 2609 West End Avenue, Nashville, Tennessee 37203 (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Ancora Advisors, LLC (“Ancora”) a reasonable time before this solicitation.

SHAREHOLDERS ARE ADVISED THAT THE COMPANY NOMINEES ARE NOT THE NOMINEES OF ANCORA, HAVE NOT CONSENTED TO BE NAMED IN THESE PROXY MATERIALS, AND ARE THE NOMINEES OF THE COMPANY. BECAUSE THE COMPANY NOMINEES ARE NOT ANCORA’S NOMINEES AND HAVE NOT CONSENTED TO BE NAMED IN THIS PROXY STATEMENT, THEY ARE NOT PARTICIPANTS IN THIS SOLICITATION.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “WITHHOLD” WITH RESPECT TO THE ELECTION OF TIMOTHY T. JANSZEN AND RONALD B. MAGGARD, SR., “FOR” PROPOSALS 2 AND 4, AND “AGAINST” PROPOSAL 3.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

☒ Please mark vote as in this example

Ancora STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “WITHHOLD” WITH RESPECT TO the election of TIMOTHY T. JANSZEN AND RONALD B. MAGGARD, SR., VOTE “AGAINST” PROPOSAL 3 AND VOTE “for” PROPOSAL 4. Ancora MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2.

1.	Election of Directors

WITHHOLD FROM ALL COMPANY NOMINEES	WITHHOLD FROM ALL COMPANY NOMINEES, EXCEPT NOMINEE(S) WRITTEN BELOW
☐	☐ __________________ __________________

2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2019.
☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	Company’s proposal to approve the Amended and Restated 2015 Equity Incentive Plan.
☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	Shareholder proposal contained in the Company’s proxy statement regarding majority voting in uncontested director elections.
☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.